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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                                   Pursuant to
                             Section 13 or 15(d) of

                       THE SECURITIES EXCHANGE ACT OF 1934






         Date of Report (Date of Earliest Event Reported): June 24, 2002

                              --------------------

                            GENOME THERAPEUTICS CORP.
             (Exact name of registrant as specified in its charter)

        Massachusetts                   0-10824               04-2297484

      (State or other                (Commission           (I.R.S. Employer
jurisdiction of incorporation)       File Number)       Identification Number)



                                100 Beaver Street
                          Waltham, Massachusetts 02453

          (Address, of principal executive offices, including zip code)



                                 (781) 398-2300

               (Registrant's Telephone number including area code)
                              --------------------






                               Page 1 of 5 pages.

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ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

Effective June 24, 2002, Genome Therapeutics Corp. (the "Company") notified Arthur Andersen LLP that it will engage Ernst & Young LLP as its independent public accountant and terminated the Company's engagement of Arthur Andersen LLP. The decision to change external auditors was approved by the Company's Audit Committee and the full Board of Directors.

Arthur Andersen's audit reports on Genome Therapeutics' financial statements for each of the two most recent fiscal years ended December 31, 2001 and 2000, as restated, did not contain an adverse opinion or disclaimer of opinion nor were they qualified or modified as to any uncertainty, audit scope or accounting principles.

In connection with the audits for the periods ending December 31, 2001 and 2000 and the subsequent interim period preceding the decision to dismiss Arthur Andersen, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction or Arthur Andersen, would have caused them to refer to such disagreement in connection with their report.

The Company has requested Arthur Andersen LLP to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated June 24, 2002, is filed as Exhibit 16.1 to this Form 8-K. There were no other "reportable events" as that term is described in Item 304(a)(1)(v) of regulation S-K occurring within the Registrant's two most recent fiscal years and the subsequent interim period ending March 30, 2002.

During Genome Therapeutics' fiscal years ended December 31, 2001 and 2000 and the subsequent interim period through March 30, 2002, the company did not consult with Ernst & Young LLP with respect to the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on Genome Therapeutics Corp.'s financial statements.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) EXHIBITS

             16.1  Letter regarding Change in Certifying Accountant



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     GENOME THERAPEUTICS CORP.

                                     By  /s/  Stephen Cohen
                                       --------------------
                                         Name:  Stephen Cohen
                                         Title: Senior Vice President and
                                                  Chief Financial Officer

Date: June 24, 2002




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                                  EXHIBIT INDEX
                                  -------------

Exhibit No.              Description of Exhibits                     Page
-----------              -----------------------                     ----
   16.1       Letter Regarding Change of Certifying Accountant         5




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